Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., April 26, 2023 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2023.
For the quarter ended March 31, 2023, net income was $122 million, or $1.14 per share, on revenues of $1.716 billion. Net income for the prior year’s first quarter was $168 million, or $1.52 per share, on revenues of $1.815 billion.
“Our first-quarter results were largely in line with expectations,” said M. Keith Waddell, president and chief executive officer at Robert Half. “Protiviti led the way with its 22nd consecutive quarter of year-over-year revenue growth. Talent solutions performed well against a backdrop of client hiring caution and tight labor markets. We remain very optimistic about our ability to navigate the uncertain global macroeconomic environment and are well positioned to benefit as the macro landscape improves.
“Our employees across the globe made possible a number of company accolades in the first quarter. We are proud to have earned three prestigious awards from Fortune — the inaugural America’s Most Innovative Companies, the 100 Best Companies to Work For and, for the 26th consecutive year, the Most Admired Companies. We were also recognized by Forbes as a Best Employer for Diversity just yesterday,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 7679792.
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT on April 26 and ending at 8 p.m. EDT on May 24. To access the replay, visit https://webcasts.com/RobertHalfQ12023. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects people with meaningful work and provides companies with the talent and subject matter expertise they need to confidently compete and grow. Robert Half is the parent company of Protiviti®, a global consulting firm that provides internal audit, risk, business and technology consulting solutions. Robert Half, including Protiviti, has been named to the Fortune® Most Admired Companies™ and Most Innovative Companies lists and is a Forbes Best Employer for Diversity.
Robert Half has operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “estimate,” “forecast,” "target," “project,” “plan,” “intend,” “believe,” “expect,” “anticipate,” or variations or negatives thereof, or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s ESG and compliance programs, including targets or goals, may not be considered material for SEC reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks and, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Such risks and uncertainties could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result, suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2023	2022
	(Unaudited)

Service revenues	$1,716,335	$1,814,834
Costs of services	1,026,603	1,042,988

Gross margin	689,732	771,846

Selling, general and administrative expenses	552,229	514,194
(Income) loss from investments held in employee deferred compensation trusts	(27,291)	30,001
Amortization of intangible assets	721	417
Interest income, net	(4,825)	(166)

Income before income taxes	168,898	227,400
Provision for income taxes	46,893	59,161

Net income	$122,005	$168,239

Diluted net income per share	$1.14	$1.52

Shares:
Basic	106,420	109,218
Diluted	107,130	110,591

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended March 31,
	2023	2022
	(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$777,833	$801,690
Administrative and customer support	219,350	284,906
Technology	194,082	213,327
Elimination of intersegment revenues (1)	(125,791)	(144,200)
Total contract talent solutions	1,065,474	1,155,723
Permanent placement talent solutions	156,737	186,782
Protiviti	494,124	472,329
Total service revenues	$1,716,335	$1,814,834
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Quarter Ended March 31,
	2023		2022
	$	% of Revenue	$	% of Revenue
	(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$102,146	9.6%	$133,246	11.5%
Permanent placement talent solutions	$23,827	15.2%	$37,328	20.0%
Protiviti	$38,821	7.9%	$57,077	12.1%

	March 31,
	2023	2022
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$547,729	$550,330
Accounts receivable, net	$1,009,192	$1,071,608
Total assets	$2,912,134	$2,950,766
Total current liabilities	$1,148,310	$1,289,031
Total stockholders’ equity	$1,598,481	$1,452,768

	Quarter Ended March 31,
	2023	2022
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$12,738	$11,080
Capitalized cloud computing implementation costs	$10,457	$9,464
Capital expenditures	$9,369	$14,987
Open market repurchases of common stock (shares)	484	475

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Quarter Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022
Gross Margin
Contract talent solutions	$423,625	$461,861	$423,625	$461,861	39.8%	40.0%	39.8%	40.0%
Permanent placement talent solutions	156,395	186,449	156,395	186,449	99.8%	99.8%	99.8%	99.8%
Total talent solutions	580,020	648,310	580,020	648,310	47.5%	48.3%	47.5%	48.3%
Protiviti	109,712	123,536	114,484	119,690	22.2%	26.2%	23.2%	25.3%
Total	$689,732	$771,846	$694,504	$768,000	40.2%	42.5%	40.5%	42.3%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the quarters ended March 31, 2023 and 2022:

	Quarter Ended March 31, 2023										Quarter Ended March 31, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$423,625	39.8%	$156,395	99.8%	$580,020	47.5%	$109,712	22.2%	$689,732	40.2%	$461,861	40.0%	$186,449	99.8%	$648,310	48.3%	$123,536	26.2%	$771,846	42.5%
Adjustments (1)	—	—	—	—	—	—	4,772	1.0%	4,772	0.3%	—	—	—	—	—	—	(3,846)	(0.9%)	(3,846)	(0.2%)
As Adjusted	$423,625	39.8%	$156,395	99.8%	$580,020	47.5%	$114,484	23.2%	$694,504	40.5%	$461,861	40.0%	$186,449	99.8%	$648,310	48.3%	$119,690	25.3%	$768,000	42.3%
(1)Changes in the Company’s deferred compensation obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Quarter Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022
Selling, General and Administrative Expenses
Contract talent solutions	$341,722	$305,334	$321,479	$328,615	32.1%	26.4%	30.2%	28.4%
Permanent placement talent solutions	134,844	146,247	132,568	149,121	86.0%	78.3%	84.6%	79.8%
Total talent solutions	476,566	451,581	454,047	477,736	39.0%	33.6%	37.1%	35.6%
Protiviti	75,663	62,613	75,663	62,613	15.3%	13.3%	15.3%	13.3%
Total	$552,229	$514,194	$529,710	$540,349	32.2%	28.3%	30.9%	29.8%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the quarters ended March 31, 2023 and 2022:

	Quarter Ended March 31, 2023										Quarter Ended March 31, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$341,722	32.1%	$134,844	86.0%	$476,566	39.0%	$75,663	15.3%	$552,229	32.2%	$305,334	26.4%	$146,247	78.3%	$451,581	33.6%	$62,613	13.3%	$514,194	28.3%
Adjustments (1)	(20,243)	(1.9%)	(2,276)	(1.4%)	(22,519)	(1.9)%	—	—	(22,519)	(1.3%)	23,281	2.0%	2,874	1.5%	26,155	2.0%	—	—	26,155	1.5%
As Adjusted	$321,479	30.2%	$132,568	84.6%	$454,047	37.1%	$75,663	15.3%	$529,710	30.9%	$328,615	28.4%	$149,121	79.8%	$477,736	35.6%	$62,613	13.3%	$540,349	29.8%
(1)Changes in the Company’s deferred compensation obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the quarters ended March 31, 2023 and 2022:

	Quarter Ended March 31,
	2023		2022
	$	% of Revenue	$	% of Revenue
Income before income taxes	$168,898	9.8%	$227,400	12.5%
Interest income, net	(4,825)	(0.2%)	(166)	0.0%
Amortization of intangible assets	721	0.0%	417	0.0%
Combined segment income	$164,794	9.6%	$227,651	12.5%

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2021	2022				2023	2021	2022				2023
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Finance and accounting	39.1	33.5	22.1	9.9	-0.1	-3.0	39.8	34.6	24.4	12.8	2.9	-3.1
Administrative and customer support	37.6	29.2	4.2	-10.3	-21.2	-23.0	38.4	30.5	6.3	-7.8	-18.8	-23.2
Technology	21.4	23.9	12.3	0.6	-2.1	-9.0	21.8	24.6	13.9	2.5	0.5	-9.3
Elimination of intersegment revenues (1)	74.3	38.9	-3.8	-23.1	-14.5	-12.8	75.1	40.1	-1.9	-20.8	-11.5	-12.7
Total contract talent solutions	31.3	30.0	19.2	8.1	-4.0	-7.8	31.9	31.0	21.3	10.7	-1.2	-8.0
Permanent placement talent solutions	73.0	67.2	39.3	16.5	-1.4	-16.1	73.8	68.8	42.6	20.3	2.4	-15.8
Total talent solutions	35.3	34.1	21.7	9.2	-3.7	-9.0	36.0	35.2	24.0	12.0	-0.8	-9.1
Protiviti	36.7	18.9	8.4	2.0	0.8	4.6	37.4	20.0	10.8	4.8	4.0	4.4
Total	35.7	29.8	17.9	7.1	-2.4	-5.4	36.3	30.9	20.2	9.9	0.6	-5.6

United States
Contract talent solutions	33.4	33.4	22.7	11.3	-3.4	-8.6	33.6	33.4	22.7	11.3	-2.9	-9.9
Permanent placement talent solutions	78.6	78.3	44.3	22.4	1.4	-16.9	78.9	78.3	44.3	22.4	1.9	-18.1
Total talent solutions	37.2	37.8	25.2	12.6	-2.9	-9.7	37.4	37.8	25.2	12.6	-2.4	-11.0
Protiviti	31.7	17.0	8.3	4.1	3.6	7.5	31.9	17.0	8.3	4.1	4.1	5.9
Total	35.6	31.7	20.2	10.0	-1.1	-5.2	35.8	31.7	20.2	10.0	-0.6	-6.6

International
Contract talent solutions	24.0	18.5	7.0	-3.2	-6.3	-4.7	26.3	23.5	16.6	8.7	5.3	-1.2
Permanent placement talent solutions	61.9	44.7	28.0	2.9	-7.5	-14.0	64.0	50.0	39.0	15.4	4.3	-10.5
Total talent solutions	29.2	22.5	10.5	-2.2	-6.5	-6.4	31.6	27.5	20.3	9.8	5.2	-2.9
Protiviti	58.3	26.2	8.6	-6.3	-9.2	-5.7	61.2	32.3	20.6	7.3	3.7	-1.5
Total	36.2	23.4	10.0	-3.3	-7.3	-6.2	38.6	28.7	20.4	9.1	4.8	-2.5
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Finance and accounting
As Reported	39.1	33.5	22.1	9.9	-0.1	-3.0
Billing Days Impact	0.3	-0.2	0.0	0.2	0.8	-1.3
Currency Impact	0.4	1.3	2.3	2.7	2.2	1.2
As Adjusted	39.8	34.6	24.4	12.8	2.9	-3.1
Administrative and customer support
As Reported	37.6	29.2	4.2	-10.3	-21.2	-23.0
Billing Days Impact	0.1	-0.2	0.0	0.1	0.7	-1.1
Currency Impact	0.7	1.5	2.1	2.4	1.7	0.9
As Adjusted	38.4	30.5	6.3	-7.8	-18.8	-23.2
Technology
As Reported	21.4	23.9	12.3	0.6	-2.1	-9.0
Billing Days Impact	0.1	-0.2	0.0	0.1	0.9	-1.3
Currency Impact	0.3	0.9	1.6	1.8	1.7	1.0
As Adjusted	21.8	24.6	13.9	2.5	0.5	-9.3
Elimination of intersegment revenues
As Reported	74.3	38.9	-3.8	-23.1	-14.5	-12.8
Billing Days Impact	0.1	-0.2	0.0	0.2	0.8	-1.3
Currency Impact	0.7	1.4	1.9	2.1	2.2	1.4
As Adjusted	75.1	40.1	-1.9	-20.8	-11.5	-12.7
Total contract talent solutions
As Reported	31.3	30.0	19.2	8.1	-4.0	-7.8
Billing Days Impact	0.1	-0.2	0.0	0.1	0.8	-1.3
Currency Impact	0.5	1.2	2.1	2.5	2.0	1.1
As Adjusted	31.9	31.0	21.3	10.7	-1.2	-8.0
Permanent placement talent solutions
As Reported	73.0	67.2	39.3	16.5	-1.4	-16.1
Billing Days Impact	0.1	-0.3	0.0	0.2	0.8	-1.1
Currency Impact	0.7	1.9	3.3	3.6	3.0	1.4
As Adjusted	73.8	68.8	42.6	20.3	2.4	-15.8
Total talent solutions
As Reported	35.3	34.1	21.7	9.2	-3.7	-9.0
Billing Days Impact	0.2	-0.2	0.0	0.1	0.8	-1.2
Currency Impact	0.5	1.3	2.3	2.7	2.1	1.1
As Adjusted	36.0	35.2	24.0	12.0	-0.8	-9.1
Protiviti
As Reported	36.7	18.9	8.4	2.0	0.8	4.6
Billing Days Impact	0.2	-0.2	0.0	0.2	0.8	-1.5
Currency Impact	0.5	1.3	2.4	2.6	2.4	1.3
As Adjusted	37.4	20.0	10.8	4.8	4.0	4.4
Total
As Reported	35.7	29.8	17.9	7.1	-2.4	-5.4
Billing Days Impact	0.1	-0.2	0.0	0.2	0.8	-1.4
Currency Impact	0.5	1.3	2.3	2.6	2.2	1.2
As Adjusted	36.3	30.9	20.2	9.9	0.6	-5.6

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Contract talent solutions
As Reported	33.4	33.4	22.7	11.3	-3.4	-8.6
Billing Days Impact	0.2	0.0	0.0	0.0	0.5	-1.3
Currency Impact	―	―	―	―	―	―
As Adjusted	33.6	33.4	22.7	11.3	-2.9	-9.9

Permanent placement talent solutions
As Reported	78.6	78.3	44.3	22.4	1.4	-16.9
Billing Days Impact	0.3	0.0	0.0	0.0	0.5	-1.2
Currency Impact	―	―	―	―	―	―
As Adjusted	78.9	78.3	44.3	22.4	1.9	-18.1

Total talent solutions
As Reported	37.2	37.8	25.2	12.6	-2.9	-9.7
Billing Days Impact	0.2	0.0	0.0	0.0	0.5	-1.3
Currency Impact	―	―	―	―	―	―
As Adjusted	37.4	37.8	25.2	12.6	-2.4	-11.0

Protiviti
As Reported	31.7	17.0	8.3	4.1	3.6	7.5
Billing Days Impact	0.2	0.0	0.0	0.0	0.5	-1.6
Currency Impact	―	―	―	―	―	―
As Adjusted	31.9	17.0	8.3	4.1	4.1	5.9

Total
As Reported	35.6	31.7	20.2	10.0	-1.1	-5.2
Billing Days Impact	0.2	0.0	0.0	0.0	0.5	-1.4
Currency Impact	―	―	―	―	―	―
As Adjusted	35.8	31.7	20.2	10.0	-0.6	-6.6

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Contract talent solutions
As Reported	24.0	18.5	7.0	-3.2	-6.3	-4.7
Billing Days Impact	0.1	-0.4	0.2	0.5	2.1	-1.7
Currency Impact	2.2	5.4	9.4	11.4	9.5	5.2
As Adjusted	26.3	23.5	16.6	8.7	5.3	-1.2

Permanent placement talent solutions
As Reported	61.9	44.7	28.0	2.9	-7.5	-14.0
Billing Days Impact	0.1	-0.5	0.2	0.6	2.2	-1.6
Currency Impact	2.0	5.8	10.8	11.9	9.6	5.1
As Adjusted	64.0	50.0	39.0	15.4	4.3	-10.5

Total talent solutions
As Reported	29.2	22.5	10.5	-2.2	-6.5	-6.4
Billing Days Impact	0.2	-0.4	0.1	0.5	2.2	-1.7
Currency Impact	2.2	5.4	9.7	11.5	9.5	5.2
As Adjusted	31.6	27.5	20.3	9.8	5.2	-2.9

Protiviti
As Reported	58.3	26.2	8.6	-6.3	-9.2	-5.7
Billing Days Impact	0.1	-0.5	0.2	0.5	2.1	-1.7
Currency Impact	2.8	6.6	11.8	13.1	10.8	5.9
As Adjusted	61.2	32.3	20.6	7.3	3.7	-1.5

Total
As Reported	36.2	23.4	10.0	-3.3	-7.3	-6.2
Billing Days Impact	0.1	-0.4	0.2	0.5	2.2	-1.7
Currency Impact	2.3	5.7	10.2	11.9	9.9	5.4
As Adjusted	38.6	28.7	20.4	9.1	4.8	-2.5